Table of Contents

Supplemental Agreement No. 20

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8EH Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2011, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I  T  N  E  S  S  E  T  H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-8EH aircraft; and

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

            WHEREAS, Boeing and Buyer have agreed to amend the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

PA2910	1	GOT
SA-20

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 20 (SA-20) into the Purchase Agreement.

2.         Letter Agreements.

            2.1       Remove and replace page 1 of the Letter Agreement No.
6-1162-DME-1106R1, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],  with a new page 1 (attached hereto) in order to more clearly identify in the letter agreement title/subject that it pertains to [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            2.2       Add the new Letter Agreement No. 6-1162-DME-1271, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            2.3       Add the new Letter Agreement No. 6-1162-DME-1272, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.         Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

  ________________________________________

PA2910	2	GOT
SA-20

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________    By _________________________

Its                                                         Its

Witness                                                Witness

PA2910	3	GOT
SA-20

TABLE OF CONTENTS
SUPPLEMENTAL
AGREEMENT
NUMBER
ARTICLES

	1.	Quantity, Model and Description

	2.	Delivery Schedule

	3.	Price

	4.	Payment

	5.	Miscellaneous

TABLE

	1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
	2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-19
	3.	Aircraft Information Table 2-A (Block 2-A aircraft)	SA-19
	4.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
	5.	Aircraft Information Table 4 (Block 4 aircraft)	SA-19
	6.	Aircraft Information Table 5 (Block 5 aircraft)	SA-19
	7.	Aircraft Information Table 6 (Block 6 aircraft)	SA-19
	8.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
	9.	Aircraft Information Table 8 (Block 8 aircraft)	SA-19
	10.	Aircraft Information Table 9 (Block 9 aircraft)	SA-19
	11.	Aircraft Information Table 10 (Block 10 aircraft)	SA-19
	12.	Aircraft Information Table 11 (Block 11 aircraft)	SA-19
	13.	Aircraft Information Table 12 (Block 12 aircraft)	SA-18
	14.	Aircraft Information Table 13 (Block 13 aircraft)	SA-19

EXHIBIT

A.	A.	Aircraft Configuration – Block 1 & 2	SA-19
	A-1.	Aircraft Configuration – Block 2-A	SA-19
	A-2.	Aircraft Configuration – Block 3 & 4	SA-19
	A-3.	Aircraft Configuration – Table 7 (737-700)	SA-14
	A-4.	Aircraft Configuration – Block 5 & 6	SA-19
	A-5.	Aircraft Configuration – Block 8 through 13	SA-19
	A-6.	Baseline 737-700 Aircraft Configuration – Table 12	SA-18

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
	BFE1.	BFE Variables	SA-19
	CS1.	Customer Support Variables
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

PA2910	i	GOT
SA-20

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-19
6-1162-DME-0707R1	Advance Payment Matters	SA-15
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-18
6-1162-DME-0825	Market Risk - Escalation	SA-18
6-1162-DME-0841	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-7
6-1162-DME-0867	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-19
6-1162- DME-1106R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AREQUEST FOR CONFIDENTIAL TREATMENT]	SA-20
6-1162- DME-1107	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-18
6-1162-DME-1111R1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-14
6-1162- DME-1152	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1153	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1162	Special Matters – Table 8-11 & Table 13 Aircraft	SA-19
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-15
6-1162- DME-1185	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FORCONFIDENTIAL TREATMENT]	SA-16
6-1162- DME-1213	Special Matters – Table 12 Aircraft	SA-18
6-1162- DME-1250	Certain Special Matters – Table 13 Aircraft	SA-19
6-1162- DME-1271	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AREQUEST FOR CONFIDENTIAL TREATMENT]	SA-20

PA2910	ii	GOT
SA-20

6-1162- DME-1272	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	SA-20

PA2910	iii	GOT
SA-20

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	08	July	2010
SA-19	17	September	2010
SA-20	__		2011

PA2910	iv	GOT
SA-20

6-1162-DME-1106R1

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.         Specific Model and Configuration.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

2.         Customer’s Written Notice.

PA2910	GOT
SA-20

6-1162-DME-1271

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

1.            Customer’s Written Notice.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.            Boeing’s Production Capability.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]).

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.            Definitive Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.            Price and Advance Payments.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.            Assignment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact
_____________________________
ACCEPTED AND AGREED TO this

Date:	January 2011

GAC, INC.

By

Its

Witnesses:

_____________________________                   _____________________________

6-1162-DME-1272

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:    Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

                 This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 5 Aircraft [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

1.  Model 737-700 Purchase Requirement

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA2910	Page 1
SA-20

BOEING PROPRIETARY

4.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

([CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 2910

SA-20                                                                                                 Page 2

BOEING PROPRIETARY

12.  Advance Payments, Base Year Pricing & Escalation

                 [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.  Assignment

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

14.  Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact
_____________________________
ACCEPTED AND AGREED TO this

Date:	January 2011

GAC, INC.

By

Its

PA 2910

SA-20                                                                                                 Page 3

BOEING PROPRIETARY

Witnesses:

_____________________________                   _____________________________

PA 2910

SA-20                                                                                                 Page 4

BOEING PROPRIETARY

Attachment A to
Letter Agreement No. 6-1162-DME-1272 to
Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1F	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT-PA-02910		SA-20
55716-1F.TXT	Boeing Proprietary	Page 1

Attachment B to
Letter Agreement No. 6-1162-DME-1272 to
Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-700	Detail Specification:
Engine Model/Thrust:	CFM56-7B22	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT-PA-02910		SA-20
55731-1F.TXT	Boeing Proprietary	Page 1

6-1162-DME-1274

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:          Option Aircraft

Reference:    Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1 through Table 13 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the option to purchase additional Model 737-8EH aircraft as option aircraft (Option Aircraft).

2.            Delivery.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.            Configuration.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.            Price.

PA 2910                                                                                                                                Page 1

BOEING PROPRIETARY

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.            Payment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.            Option Exercise.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.            [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.            Definitive Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.            Assignment.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

PA 2910                                                                               Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	January, 2011

GAC, Inc.

By

Its

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA 2910                                                                               Page 3

BOEING PROPRIETARY

Attachment to Letter Agreement No. 6-1162-DME-1274 - Option Aircraft
Purchase Agreement No. PA-2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT-PA-02910
55051-1F.TXT	Boeing Proprietary	Page 1

Supplemental Agreement No. SA-19
Table 2-A
To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54939-1F.TXT	Boeing Proprietary	Page 1

Supplemental Agreement No. SA-19
Table 2 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54940-1F.TXT	Boeing Proprietary	Page 2

Supplemental Agreement No. SA-19
Table 2 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54940-1F.TXT	Boeing Proprietary	Page 3

Supplemental Agreement No. SA-19
Table 4 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54941-1F.TXT	Boeing Proprietary	Page 4

Supplemental Agreement No. SA-19
Table 5 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 5

Supplemental Agreement No. SA-19
Table 5 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 6

Supplemental Agreement No. SA-15
Table 6 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	Detail Specification:
Engine Model/Thrust:	Airframe Price Base Year/Escalation Formula:
Airframe Price:	Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:	Airframe Escalation Data:
Engine Price (Per Aircraft):	Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):	Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 7

Supplemental Agreement No. SA-19
Table 8 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 8

Supplemental Agreement No. SA-19
Table 9 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 9

Supplemental Agreement No. SA-19
Table 10 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 10

Supplemental Agreement No. SA-19
Table 11 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 11

Letter Agreement No. 6-1162-DME-1274
Table 13 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54946-1F.TXT	Boeing Proprietary	Page 12

Letter Agreement No. 6-1162-DME-1274
Table 13 to Purchase Agreement No. 2910
Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54946-1F.TXT	Boeing Proprietary	Page 13